Exhibit 77Q1(e)

A copy of the Investment Advisory Agreement between the Registrant and Lee Munder Capital Group, LLC, Exhibit (d)(30) to the Registrant’s Registration Statement on Form N-1A, is incorporated by reference as filed as via EDGAR in post-effective amendment No. 400 on March 28, 2013, accession number 0001435109-13-000114).